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                                                                  EXHIBIT 10.34




                            THE GRAND UNION COMPANY

                MINUTES OF A MEETING OF THE BOARD OF DIRECTORS
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                               October 26, 1995

     RESOLVED: THAT the 1995 Equity Incentive Plan for employees of The Grand
               Union Company presented to this Board of Directors be and it is hereby approved; that 950,000 shares of this Corporation's Common Stock be subject to such Plan; and that such Plan be submitted to the stockholders of this Corporation for their approval.



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